EXHIBIT 10.12

EXECUTION VERSION

FIRST AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

PENNANTPARK SENIOR LOAN FUND, LLC

This First Amendment, made and entered into as of October 31, 2020, by the parties signatory hereto (this “Amendment”), amends that certain Amended and Restated Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, a Delaware limited liability company (the “Company”), dated as of July 31, 2020 (the “Existing Agreement”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Agreement.

1.Section 2.4(c) of the Existing Agreement is deleted in its entirety and replaced with the following:  “The Company may enter into and perform Subscription Agreements between the Company and each Member in substantially the form attached hereto as Annex A, without any further act, vote or approval of any Member or the Committee notwithstanding any other provision of this Agreement (other than Section 3.1(a), Section 6.2(b), Section 6.4(b) and Schedule B hereof), the Act or any other applicable law, rule or regulation.”

2.The last sentence of Section 3.1(a) of the Existing Agreement is deleted in its entirety and replaced with the following:  “As of the date hereof, the Capital Contributions and Proportionate Share of the Members shall be as set forth on Schedule A hereto.”

3.The first sentence of Section 3.5(b) of the Existing Agreement is deleted in its entirety and replaced with the following:  “Each additional Member shall execute and deliver a Joinder in the form attached hereto as Exhibit A or such other written instrument satisfactory to the existing Members whereby such Member becomes a party to this Agreement, as well as a subscription agreement and any other documents reasonably requested by the Members (acting through the Committee).”

4.The definition of the term “Proportionate Share” in the Existing Agreement is deleted in its entirety and replaced with the following: ““Proportionate Share” means, as to any Member, the percentage set forth next to such Member’s name in Schedule A hereto.”

5.The following sentence is added at the end of Section 4.1(a) of the Existing Agreement: “For the avoidance of doubt, the Company may increase or decrease the Capital Accounts of the Members to reflect an adjustment under Section 9.5 of the Value of all Company assets at the times and in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f).”

6.The definition of the term “Pantheon” in the Existing Agreement is deleted in its entirety and replaced with the following: “The term “Pantheon” means, collectively, PPDP, SPPD, Pantheon Private Debt Program SCSp SICAV-RAIF In Respect Of Its Compartment Pantheon Credit Opportunities II (USD), a Luxembourg limited partnership (“PCO II USD”), Pantheon Private Debt Program SCSp SICAV-RAIF In Respect Of Its Compartment Tubera Credit

2020, a Luxembourg limited partnership (“Tubera”), or any affiliate of the foregoing admitted as a Member of the Company and any transferee in any Permitted Transfer by any of the foregoing, or any Person substituted for any of the foregoing as a Member pursuant to the terms of this Agreement; and any of the foregoing, individually, a “Pantheon Member.”.”

7.The definition of the term “Subordinated Notes” in the Existing Agreement is deleted in its entirety and replaced with the following: “The term “Subordinated Notes” means the following subordinated notes (each, a “Subordinated Note”): (a) that certain subordinated note, dated as of July 31, 2020 with the Company as issuer and PNNT as holder, (b) that certain subordinated note, dated as of July 31, 2020, with the Company as issuer and PPDP as holder, (c) that certain subordinated note, dated as of July 31, 2020, with the Company as issuer and SPPD as holder, (d) that certain subordinated note, dated as of October 31, 2020, with the Company as issuer and PCO II USD as holder, (e) that certain subordinated note, dated as of October 31, 2020, with the Company as issuer and Tubera as holder and (f) any other subordinated note entered into after the date hereof with the Company as issuer and a Member as holder and, in each case, each replacement or successor subordinated note thereto.”

8.Schedule A of the Existing Agreement is deleted in its entirety and replaced with Schedule A hereto.

9.Exhibit A hereto shall be attached as Exhibit A of the Existing Agreement.

10.Any reference in the Existing Agreement to the term “Agreement” is deemed to refer to both the Existing Agreement as well as the Existing Agreement, as amended by this Amendment. Except as amended by this Amendment, the Existing Agreement remains in full force and effect.  Execution and delivery of this Amendment shall not constitute or be deemed to be a waiver by the undersigned of any rights that such party may have under the Existing Agreement or an agreement by the undersigned party that any of the conditions to such party’s obligations under the Existing Agreement have been satisfied or waived.  This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.

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IN WITNESS WHEREOF, the Members have caused this Amendment to be executed and delivered as of the date first above written.

PENNANTPARK INVESTMENT CORPORATION

By:	s/ Arthur H. Penn
	Name:	Arthur H. Penn
	Title:	Chief Executive Officer

PANTHEON PRIVATE DEBT PROGRAM SCSp SICAV – RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SENIOR DEBT SECONDARIES II (USD)

By: Pantheon Ventures (UK) LLP, its alternative investment fund manager

By:	s/ Kevin Dunwoodie
	Name:	Kevin Dunwoodie
	Title:	Attorney in the United States

SOLUTIO PREMIUM Private Debt I SCSp

By: Pantheon Ventures (UK) LLP, its investment manager

By:	s/ Kevin Dunwoodie
	Name:	Kevin Dunwoodie
	Title:	Attorney in the United States

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON CREDIT OPPORTUNITIES II (USD)

By: Pantheon Ventures (UK) LLP, its alternative investment fund manager

By:	s/ Rakesh Jain
	Name:	Rakesh Jain
	Title:	Attorney in the United States

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT TUBERA CREDIT 2020

By: Pantheon Ventures (UK) LLP, its alternative investment fund manager

By:	s/ Rakesh Jain
	Name:	Rakesh Jain
	Title:	Attorney in the United States

Schedule A

Capitalization

Member	Capital Contribution (U.S.$)
PNNT	$27,671,646.50
PennantPark Investment Corporation	$27,671,646.50
Pantheon	$20,613,958.35
PPDP	$8,400,000.00
SPPD	$2,100,000.00
PCO II USD	$4,456,048.96
Tubera	$5,657,909.39

Member	Proportionate Share
PNNT	60.500%
PennantPark Investment Corporation	60.500%
Pantheon	39.500%
PPDP	18.483%
SPPD	4.621%
PCO II USD	7.224%
Tubera	9.172%

Exhibit A

Form of Joinder

[  ], 20[  ]

By this instrument (the “Joinder”) the undersigned (the “Subscriber”) hereby agrees to be bound by the terms and conditions of the Amended and Restated Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, dated as of July 31, 2020 and as amended from time to time (the “LLC Agreement”), and hereby agrees that the Subscriber shall be a “[Pantheon/Pennant] Member”, as such term is defined therein, and agrees to be subject to the rights, duties and obligations of a Member and a [Pantheon/Pennant] Member pursuant to the terms of the LLC Agreement. This Joinder shall constitute a counterpart to the LLC Agreement, and the Subscriber hereby agrees that the Subscriber shall be subject to all of the terms and conditions of the LLC Agreement as if an original signatory thereto.

The Subscriber represents and warrants to the Company that the Subscriber has read and understands each of the provisions of the LLC Agreement and hereby agrees to be bound by the terms of the LLC Agreement as a Member and a [Pantheon/PNNT] Member.

The Subscriber has executed this Joinder and declares that the information contained herein is current, complete and accurate and may be relied upon by the Company and the other Members.

Capitalized terms used herein and not defined herein shall have the meaning ascribed to such terms in the LLC Agreement.

Subscriber:

Name:
Address: